UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

FAT Brands Inc.

Twin Hospitality Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware Delaware	001-38250 001-42395	82-1302696 99-1232362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 5151 Belt Line Road, Suite 1200, Dallas, TX	90212 75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on January 26, 2026, FAT Brands Inc. (the “FAT Brands”) and each of its direct and indirect subsidiaries, including Twin Hospitality Group Inc. (“TWNP”), commenced voluntary cases under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) under the jointly administered caption of In re Fat Brands Inc., et al., Case Number 26-90126 (ARP) (the “Chapter 11 Cases”). This Current Report on Form 8-K is being filed jointly by FAT Brands and TWNP (together, the “Corporation”).

Bankruptcy Court filings and information about the Chapter 11 Cases are available online at https://omniagentsolutions.com/FATBrands-TwinHospitality, a website administered by Omni Agent Solutions, Inc., a third-party bankruptcy claims and noticing agent (“Omni”), or by contacting Omni at FATBrands-TwinHospitalityInquiries@OmniAgnt.com or by calling toll-free at (888) 202-5659 or +1 (747) 288-6379 for calls originating outside of the U.S. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Item 7.01 Regulation FD Disclosure.

On January 28, 2026, upon the request of the Corporation and the ad hoc group (the “WBS Ad Hoc Group”) of certain holders of notes issued by the special purpose, whole business securitization financing subsidiaries of the Corporation, the Bankruptcy Court entered the Stipulated Mediation Order Appointing Judge Marvin Isgur as Mediator [Docket No. 105] (as amended, supplemented or modified from time to time, the “Mediation Order”). The Mediation Order facilitated the Corporation’s ability to engage in discussions with the WBS Ad Hoc Group and the official committee of unsecured creditors (the “Committee” and, together with the WBS Ad Hoc Group and the Corporation, the “Mediation Parties”) regarding a value-maximizing resolution of the Chapter 11 Cases. As of June 1, 2026, the mediation has concluded. Pursuant to paragraph 14 of the Mediation Order, the Corporation agreed to publicly disclose certain information set forth herein upon the termination of the mediation. This disclosure satisfies the Corporation’s obligations under the Mediation Order.

The mediation process resulted in a global settlement (the “Global Settlement”) among the Corporation and certain of its subsidiaries (collectively, the “Companies”), the WBS Ad Hoc Group, 3|5|2 Capital GP LLC, on behalf of 3|5|2 Capital ABS Master Fund LP (the “Resid Noteholders”), and the Committee. On May 19, 2026, the Bankruptcy Court entered an order approving the Global Settlement [Docket No. 1365] (the “Settlement Order”) and the Final Order (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief [Docket No. 1366] (the “Final DIP Order”).

The Global Settlement, among other things: (i) resolves the objections filed by the Committee and the Resid Noteholders to the sale of substantially all of the assets of the Companies and to entry of the Final DIP Order, allowing the Companies to consummate four separate sale transactions; (ii) provides for the WBS Ad Hoc Group to acquire substantially all of the assets of the Companies through credit bid transactions, along with certain alternative sale transactions for specified assets to be sold to other third-party buyers, including Hot Dog on a Stick and Elevation Burger; (iii) establishes a binding milestone timeline requiring the Companies to file and seek confirmation of a Chapter 11 plan that will effectuate the wind-down of the remaining estates of the Companies and distribute interests in a liquidation trust to certain creditors on account of their claims against the Corporation; (iv) provides for certain funding to be contributed by the Ad Hoc Group in connection with the chapter 11 plan confirmation process; and (v) requires the dismissal of certain pending litigation, including the adversary proceeding commenced by the Resid Noteholders and the Committee’s standing motion and manager advance complaint, following the closing of the credit bid transactions.

On May 22, 2026, the Companies filed a plan of liquidation [Docket No. 1404] and a disclosure statement [Docket No. 1406], each as may be amended or supplemented from time to time, incorporating the terms of the Global Settlement.

The information included in this Current Report under Item 7.01 and Exhibit 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Global Settlement, the proposed sale transactions, the filing and confirmation of a Chapter 11 plan, the wind-down of the Corporation’s remaining estates, and anticipated distributions to creditors. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Current Report. Except as required under the United States federal securities laws and the rules and regulations of the SEC, the Corporation disclaims any intent or obligation to update any forward-looking statements after the date of this Current Report, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Settlement Order, dated May 19, 2026
99.2	Final DIP Order, dated May 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2026

FAT Brands Inc.

By:	/s/ John DiDonato
John DiDonato
Chief Restructuring Officer

Date: June 4, 2026

Twin Hospitality Group Inc.

By:	/s/ John DiDonato
John DiDonato
Chief Restructuring Officer